Revenue	12 Months Ended
Dec. 31, 2019
Revenue [abstract]
Revenue [Text Block]

13. Revenue

The Company sold all gold produced from January 1, 2018 to July 31, 2018, the period during which the Company controlled the AGM, under an Offtake Agreement with Red Kite (refer to note 8(i) for further details on revenue earned by the AGM for the twelve months ended December 31, 2019 and 2018). During this period, the Company sold 125,687 ounces of gold.

During the period January 1, 2018 to July 31, 2018, revenue included $0.5 million relating to by-product silver sales.

The following table provides information about receivables from contracts with customers at January 1, 2018 and December 31, 2018:

December 31, 2018
$
Balance, beginning of year	1,249
Revenue recognized	161,918
Payments collected	(156,880)
Derecognized on closing of JV Transaction	(6,287)
Balance, end of year	-